Exhibit 99.1
                                                                    ------------


                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
     FOR THE FISCAL MONTH AND YEARS TO DATE ENDED MARCH 2002 AND MARCH 2001
                                   (Unaudited)
($ in 000's)

                                                          Month                           Year to Date
                                            ----------------------------------    ----------------------------
                                               March-02          March-01             2002           2001
                                                Actual            Actual             Actual         Actual
                                            ---------------   ----------------    -------------  -------------
Number of Stores                                         0                 97                0             97
Revenues                                    $            -    $        18,536     $          -   $     34,107
Gross Margin                                             -              6,464                -         12,114
  Gross Margin Percent                           n/a                    34.9%     n/a                   35.5%

Operating Expenses                                       -              6,002                1         10,899
                                            ---------------   ----------------    -------------  -------------
EBITDA                                                   -                462               (1)         1,215
Depreciation & Amortization                              -                322                -            648
                                            ---------------   ----------------    -------------  -------------
Income from Operations                                   -                140               (1)           567
Interest Expense                                         -                203                -            365
Income Taxes                                             -                  -                -              -
Store Closing Costs                                      -                  -                -              -
Reorganization Expense                                   -                353            1,000            707
                                            ---------------   ----------------    -------------  -------------
Net Loss                                                 -               (416)          (1,001)          (505)
                                            ===============   ================    =============  =============

                              WEINER'S STORES, INC.
                                 BALANCE SHEETS
                            MARCH 2002 AND MARCH 2001
($ IN 000's)
                                                    (Unaudited)    (Unaudited)
                                                    March 2002     March 2001
                                                      ACTUAL         ACTUAL
                                                     --------       --------
ASSETS
  Current Assets
     Cash and Cash Equivalents                       $ 10,225       $  5,255
     Assets Held for Sale                                   -              -
     Merchandise Inventories, net                           -         49,417
     Other Current Assets                                  20          5,284
                                                     --------       --------
         Total Current Assets                          10,245         59,956

  Net PP & E                                                -         19,810
  Excess Reorganization Value, net                          -              -
                                                     --------       --------

TOTAL ASSETS                                         $ 10,245       $ 79,766
                                                     ========       ========

LIABILITIES AND EQUITY
  Current Liabilities
     Accounts Payable                                $      -       $  7,437
     Pre-petition working capital facility                  -              -
     Accrued Expense/Other                              1,925          7,322
     Short Term Debt                                        -              -
                                                     --------       --------
        Total Current Liabilities                       1,925         14,759

  Long Term Debt                                            -              -
  Debtor-in-possession credit facility                      -         21,866
  Deferred Taxes and Other Liabilities                      -            397
  Liabilities Subject to Settlement                    26,811         25,138

  Stockholder's Equity                                (18,491)        17,606
                                                     --------       --------

TOTAL LIABILITIES & EQUITY                           $ 10,245       $ 79,766
                                                     ========       ========

                              WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE MONTHS ENDED MARCH 2002 AND MARCH 2001
                                   (Unaudited)
($ in 000's)

                                                                     March                   March
                                                                     2002                    2001
                                                                 ------------            ------------
Cash Flows From Operating Activities:
  Net Income                                                     $    (1,001)            $      (505)
                                                                 ------------            ------------

  Noncash adjustments to net income:
     Depreciation and amortization                                         -                     648
     Reorganization expense                                            1,000                       -
     Store closing expenses                                                -                       -
     Loss on disposition of assets                                         -                       -
     Write-off Excess Reorgan.                                             -                       -
     Change in non-cash reserves                                           -                    (190)
     Net change in assets and liabilities                              3,213                  (1,430)
                                                                 ------------            ------------
               Total adjustments                                       4,213                    (972)
                                                                 ------------            ------------

          Net cash provided by(used in) operating activities           3,212                  (1,477)

Cash Flows From Investing Activities:
     Capital expenditures                                                  -                     (48)
     Proceeds on disposition of assets                                     -                       -
                                                                 ------------            ------------
Net cash used in investing activities                                      -                     (48)

Cash Flows From Financing Activities:
     Proceeds from Debtor-in-Possession Credit Facility                    -                   1,173
     Proceeds from Pre-Petition working Capital Facility                   -                       -
                                                                 ------------            ------------
Net cash provided by financing activities                                  -                   1,173

Net Increase (Decrease) In Cash                                        3,212                    (352)

Cash, beginning of year                                                7,167                   5,607
                                                                 ------------            ------------

Cash, end of period                                              $    10,379             $     5,255
                                                                 ============            ============